UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2017

Brookline Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23695 (Commission File Number)	04-3402944 (IRS Employer Identification No.)

131 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 425-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement

Merger Agreement

On September 20, 2017, Brookline Bancorp, Inc. (“Brookline Bancorp”), the holding company for Brookline Bank, First Ipswich Bank, and Bank Rhode Island, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Commons Bank, N.A. (“First Commons Bank”) pursuant to which First Commons Bank will merge with and into Brookline Bank, the separate corporate existence of First Commons Bank will thereupon cease and Brookline Bank will continue as the surviving corporation (the “Merger”).

Under the terms of the Merger Agreement, Brookline Bancorp will pay approximately $52.5 million in Brookline Bancorp common stock or, at Brookline Bancorp’s election, a combination of stock and cash, for all of the outstanding shares of First Commons Bank common stock, and approximately $3.4 million for outstanding options and warrants, representing a total transaction value of $55.958 million.  Brookline Bancorp has the option to pay up to 50% of the merger consideration in cash.  For the stock portion of the consideration, the exchange ratio will float as long as Brookline Bancorp’s 10-day volume weighted average stock price is between $13.19 and $15.33 per share, as calculated five trading days prior to the closing of the Merger, and First Commons Bank stockholders will receive a number of shares of Brookline Bancorp common stock valued at $16.70 per share, calculated using the 10-day volume weighted average stock price, for each share of First Commons Bank stock exchanged.  If Brookline Bancorp’s 10-day volume weighted average stock price is less than $13.19 per share or greater than $15.33 per share, the exchange ratio will be fixed at 1.266 or 1.089, respectively.  First Commons Bank options will be settled for cash at a value of $16.70, and the holders of First Commons Bank warrants will be able to settle their warrants for cash, also for a value of $16.70, or elect to receive the merger consideration.  If Brookline Bancorp elects to pay a portion of the merger consideration in cash, First Commons Bank stockholders may elect to receive stock, cash or a combination, subject to pro ration.

The Merger Agreement provides each of First Commons Bank, Brookline Bancorp and Brookline Bank with specified termination rights.  If the Merger is not consummated under specified circumstances, including if First Commons Bank terminates the Merger Agreement for a Superior Proposal (as defined in the Merger Agreement), First Commons Bank has agreed to pay Brookline Bancorp a termination fee in the amount of $2,238,320.

The transaction is intended to qualify as a reorganization for federal income tax purposes and, as a result, the receipt of Brookline Bancorp common stock is intended to be tax-free.  The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by First Commons Bank stockholders owning at least two-thirds of the shares of First Commons Bank common stock outstanding. The Merger is currently expected to be completed in the first quarter of 2018.

The Merger Agreement has been unanimously approved by the Boards of Directors of each of First Commons Bank, Brookline Bancorp, and Brookline Bank.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement contains usual and customary representations and warranties that Brookline Bancorp, Brookline Bank, and First Commons Bank made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between Brookline Bancorp, Brookline Bank, and First Commons Bank and may be subject to important qualifications and limitations agreed to by Brookline Bancorp, Brookline Bank, and First Commons Bank in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Brookline Bancorp, Brookline Bank, and First Commons Bank rather than establishing matters as facts.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, the members of First Commons Bank’s Board of Directors and certain executive officers of First Commons Bank have entered into voting agreements with Brookline Bancorp (collectively, the “Voting Agreements”) pursuant to which such individuals have agreed, among other things, to vote their respective shares of First Commons Bank common stock in favor of the approval of the Merger Agreement at a special meeting of First Commons Bank’s stockholders to be held for the purpose of approving the Merger Agreement.

The persons signing the Voting Agreements currently beneficially own an aggregate of approximately 4.8% of the outstanding First Commons Bank common stock.  The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Consulting Agreement

Upon execution of the Merger Agreement, Brookline Bank entered into a Consulting Agreement with Anthony G. Nuzzo, Chairman, President and Chief Executive Officer of First Commons Bank (the “Consulting Agreement”), to be effective as of the date of the closing of the Merger, pursuant to which Mr. Nuzzo will provide consulting services to Brookline Bank for the one year period following the closing of the Merger.  The Consulting Agreement includes customary non-competition and non-solicitation provisions which restrict Mr. Nuzzo’s ability to compete with Brookline Bank for the twelve month period following the closing of the Merger.  Under the Consulting Agreement, Mr. Nuzzo will be paid consulting fees in the aggregate amount of $150,000 in equal monthly installments in arrears, during the one year period following the closing of the Merger.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, Brookline Bancorp will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a proxy statement of First Commons Bank and a prospectus of Brookline Bancorp, as well as other relevant documents concerning the Merger.  Investors and stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about Brookline Bancorp and First Commons Bank, when they become available, may be obtained at the SEC’s Internet site (www.sec.gov). Copies of the Registration Statement and Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Brookline Bancorp’s website at www.brooklinebancorp.com or by contacting Brookline Bancorp’s Chief Financial Officer, Carl M. Carlson, at 617-425-5331 or ccarlson@bkrl.com, or by contacting First Commons Bank’s Chairman, President and Chief Executive Officer, Anthony G. Nuzzo, at 617-243-4410.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Brookline Bancorp’s management with respect to, among other things, future events and Brookline’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Brookline Bancorp’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Brookline’s control. Accordingly, Brookline cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.  Although Brookline Bancorp believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following factors, among others listed in Brookline Bancorp’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, could cause the actual results of Brookline Bancorp’s operations to differ materially from expectations: failure to obtain the approval of the shareholders of First Commons Bank in connection with the proposed acquisition; the timing to consummate the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; the parties’ ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of First Commons Bank to maintain relationships with its key partners, customers and employees, and on its operating results and business generally; competition; changes in economic conditions, interest rates and financial markets; and changes in legislation or regulatory requirements. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Brookline Bancorp’s underlying assumptions prove to be incorrect, actual results may differ materially from what Brookline Bancorp anticipates. Accordingly, you should not place undue reliance on any such forward looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Brookline Bancorp does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Brookline Bancorp to predict those events or how they may affect it. In addition, Brookline Bancorp cannot assess the impact of each factor on Brookline Bancorp’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement.  This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Brookline Bancorp or persons acting on Brookline Bancorp’s behalf may issue.

Item 8.01.     Other Events

On September 21, 2017, Brookline Bancorp and First Commons Bank issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(d)   Exhibits.

Exhibit 2.1            Agreement and Plan of Merger dated as of September 20, 2017 by and among Brookline Bancorp, Inc., Brookline Bank, and First Commons Bank, N.A.*

Exhibit 10.1          Form of Voting Agreement

Exhibit 10.2          Consulting Agreement by and between Brookline Bank and Anthony G. Nuzzo dated September 20, 2017

Exhibit 99.1          Joint Press Release dated September 21, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. First Commons Bank hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that First Commons Bank may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 20, 2017 by and among Brookline Bancorp, Inc., Brookline Bank, and First Commons Bank, N.A.*

10.1	Form of Voting Agreement

10.2	Consulting Agreement by and between Brookline Bank and Anthony G. Nuzzo dated September 20, 2017

99.1	Joint Press Release dated September 21, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. First Commons Bank hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that First Commons Bank may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLINE BANCORP, INC.

	By:	/s/ Carl M. Carlson
Carl M. Carlson
Chief Financial Officer

Date: September 21, 2017